Exhibit 4.1

SECOND SUPPLEMENTAL INDENTURE

THIS SECOND SUPPLEMENTAL INDENTURE, dated as of December 2, 2015 (this “Supplemental Indenture”), is between EXELON CORPORATION, a Pennsylvania corporation (the “Company”), and The Bank of New York Mellon Trust Company, National Association, a national banking association, as trustee (the “Trustee”).

WITNESSETH

WHEREAS, the Company and the Trustee have heretofore executed and delivered an indenture, dated as of June 11, 2015 (the “Base Indenture” and, together with and as supplemented by this Supplemental Indenture, the “Indenture”), as supplemented by the first supplemental indenture, dated as of June 11, 2015 (the “First Supplemental Indenture”), pursuant to which the Company created and authorized five new series of Securities (as defined in the Base Indenture), including (i) 3.950% Notes due 2025 (the “Outstanding 2025 Notes”), $1,250,000,000 in aggregate principal amount, (ii) 4.950% Notes due 2035 (the “Outstanding 2035 Notes”), $500,000,000 in aggregate principal amount, and (iii) 5.100% Notes due 2045 (the “Outstanding 2045 Notes” and, together with the Outstanding 2025 Notes and the Outstanding 2035 Notes, the “Outstanding Notes”), $1,000,000,000 in aggregate principal amount;

WHEREAS, the Company desires by this Supplemental Indenture to create and authorize three new series of Securities, entitled as follows: (i) “3.950% Notes due 2025” (the “New 2025 Notes”), limited initially to $807,082,000 in aggregate principal amount, (ii) “4.950% Notes due 2035” (the “New 2035 Notes”), limited initially to $333,485,000 in aggregate principal amount, and (iii) “5.100% Notes due 2045” (the “New 2045 Notes” and, together with the New 2025 Notes and the New 2035 Notes, the “New Notes”), limited initially to $741,001,000 in aggregate principal amount, and to provide the terms and conditions of the New Notes and upon which the New Notes are to be executed, registered, authenticated, issued and delivered, the Company has duly authorized the execution and delivery of this Supplemental Indenture;

WHEREAS, the Company has offered to exchange (i) New 2025 Notes for any and all of the Outstanding 2025 Notes; (ii) New 2035 Notes for any and all of the Outstanding 2035 Notes; and (iii) New 2045 Notes for any and all of the Outstanding 2045 Notes, upon the terms and subject to the conditions set forth in the offering memorandum, dated as of October 29, 2015 (as it may be amended or supplemented from time to time, the “Offering Memorandum”), and related letter of transmittal (the “Exchange Offer”);

WHEREAS, the New 2025 Notes, the New 2035 Notes and the New 2045 Notes are three series of Securities and are being issued under the Base Indenture and are subject to the terms contained therein and herein;

WHEREAS, the New 2025 Notes, the New 2035 Notes and the New 2045 Notes are to be substantially in the form attached hereto as Exhibit A-1, A-2 and A-3, respectively;

WHEREAS, all acts and things necessary to make the New Notes, when executed by the Company and authenticated and delivered by or on behalf of the Trustee as provided in the Base Indenture and this Supplemental Indenture, the valid, binding and legal obligations of the Company, and to make this Supplemental Indenture a legal, binding and enforceable agreement, have been done and performed; and

WHEREAS, pursuant to Section 8.01 of the Base Indenture, the Company and the Trustee are authorized to execute and deliver this Second Supplemental Indenture without the consent of Holders of the Outstanding Notes.

NOW, THEREFORE, in order to declare the terms and conditions upon which the New Notes are executed, registered, authenticated, issued and delivered, and in consideration of the foregoing premises and the consummation of the Exchange Offer, the Company and the Trustee mutually covenant and agree, for the equal and proportionate benefit of the Holders from time to time of the New Notes, as follows:

Section 1. Definitions. Terms used in this Supplemental Indenture and not defined herein shall have the respective meanings given such terms in the Base Indenture.

(a) “Additional Interest” means all additional interest then owing on the New Notes pursuant to the Registration Rights Agreement.

(b) “Clearstream” means Clearstream Banking, Société Anonyme, or any successor securities clearing agency.

(c) “Definitive Notes” means certificated New Notes.

(d) “DTC” means the Depository Trust Company, a New York corporation.

(e) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(f) “Exchange Notes” means any notes issued in exchange for New Notes pursuant to the Registration Rights Agreement or similar agreement.

(g) “Euroclear” means Euroclear Bank S.A./N.Y., as operator of Euroclear systems Clearance System or any successor securities clearing agency.

(h) “QIB” means a “qualified institutional buyer” as defined in Rule 144A.

(i) “Registration Rights Agreement” means the Registration Rights Agreement dated as of the date of this Supplemental Indenture, among the Company, Barclays Capital, Inc. and Goldman, Sachs & Co.

(j) “Regulation S” means Regulation S promulgated under the Securities Act.

(k) “Rule 144” means Rule 144 promulgated under the Securities Act.

(l) “Rule 144A” means Rule 144A promulgated under the Securities Act.

(m) “Securities Act” means the Securities Act of 1933, as amended.

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(n) “Transfer Restricted Note” means any New Note that bears or is required to bear the Restricted Notes Legend.

(o) “Unrestricted Global Note” means any New Note in global form that does not bear or is not required to bear the Restricted Notes Legend.

(p) “U.S. person” means a “U.S. person” as defined in Regulation S.

Section 2. Creation and Authorization of Series.

(a) There is hereby created and authorized the following three new series of Securities to be offered and issued under the Base Indenture, to be designated as the:

(i) “New 3.950% Notes due 2025”

(ii) “New 4.950% Notes due 2035”

(iii) “New 5.100% Notes due 2045”

(b) The New 2025 Notes shall be limited initially to $807,082,000 in aggregate principal amount, the New 2035 Notes shall be limited initially to $333,485,000 in aggregate principal amount and the New 2045 Notes shall be limited initially to $741,001,000 in aggregate principal amount. Notwithstanding the foregoing initial aggregate principal amounts, the Company may, from time to time and without consent of any Holders of the New Notes, re-open any series of New Notes on terms identical in all respects to the New Notes then-existing of such series (except for the date of issuance, the date interest begins to accrue and, in certain circumstances, the first interest payment date), so that such additional notes shall be consolidated with, form a single series with and increase the aggregate principal amount of the New Notes of such series; provided that the additional notes shall have a separate CUSIP number unless: (i) the additional notes and the New Notes then-existing of the original series are treated as part of the same “issue” of debt instruments for U.S. federal income tax purposes, (ii) the additional notes are issued pursuant to a “qualified reopening” of the New Notes then-existing of the original series for U.S. federal income tax purposes or (iii) the additional notes are, and the New Notes then-existing of the original series were, issued without or with less than a de minimis amount of original issue discount for U.S. federal income tax purposes. In addition, the Company may issue, from time to time in accordance with the provisions of the Indenture, the Exchange Notes. Such additional notes and Exchange Notes shall have the same terms as to ranking, redemption, guarantees, waivers, amendments or otherwise, as the applicable series of New Notes, and will vote together as one class on all matters with respect to such series of New Notes.

(c) The form of security for the New 2025 Notes is Exhibit A-1, the form of security for the New 2035 Notes is Exhibit A-2 and the form of security for the New 2045 Notes is Exhibit A-3.

(d) The date on which the principal is payable on each series of the New Notes, unless accelerated pursuant to the terms of the Indenture, shall be as provided in the applicable form of security attached hereto as Exhibit A-1, Exhibit A-2 or Exhibit A-3.

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(e) The New Notes of each series shall bear interest as provided in the applicable form of security attached hereto as Exhibit A-1, Exhibit A-2 or Exhibit A-3. The Interest Payment Dates, and the Regular Record Dates for the determination of Holders of the New Notes to whom such interest is payable, for each series, shall be as provided in the applicable form of security attached hereto as Exhibit A-1, Exhibit A-2 or Exhibit A-3.

(f) The New Notes will be the Company’s direct unsecured general obligations and will rank equally with all of its existing and future unsecured and unsubordinated debt, will be senior in right of payment to all of its existing and future subordinated debt and will be junior to any of its future secured debt to the extent of the value of the collateral securing such secured debt.

(g) The New Notes of each series shall be issued in the form of one or more Registered Global Securities, without coupons, in denominations provided herein and substantially in the applicable form of security attached hereto as Exhibit A-1, Exhibit A-2 or Exhibit A-3. The Company initially appoints DTC to act as depositary with respect to the New Notes of each series. Additional provisions applicable to the New Notes issued in the form of a Registered Global Security are set forth in the applicable form of security attached hereto as Exhibit A-1, Exhibit A-2 or Exhibit A-3.

(h) The New Notes shall be subject to the Events of Default provided in Section 5.1 of the Base Indenture. For purposes of the New Notes (but not other Securities, unless provided by the terms thereof), an “Event of Default” shall also include:

the Company’s failure to pay principal at maturity or acceleration following a default in an aggregate amount of $100 million or more with respect to any Indebtedness (as defined below) of the Company (not including Indebtedness of the Company’s Subsidiaries), or the acceleration of any of the Company’s Indebtedness in an aggregate amount of $100 million or more, which default is not cured, waived or postponed pursuant to an agreement with the holders of the Indebtedness within 30 days after written notice, or the acceleration is not rescinded or annulled within 30 days after written notice.

As used above, “Indebtedness” means all obligations for borrowed money.

(i) The discharge, defeasance and covenant defeasance provisions that will apply to the New Notes shall be as provided in the Base Indenture.

(j) The New Notes shall be issuable only in minimum denominations of $2,000 and any integral multiples of $1,000 in excess thereof.

(k) The Trustee will initially act as the Paying Agent and Registrar with respect to the New Notes of each series. The office of the Paying Agent and Registrar will be located at 2 North LaSalle Street, Suite 1020, Chicago, Illinois 60602.

(l) Except as otherwise set forth herein and in the New Notes, the terms of the New Notes shall be as set forth in the Base Indenture, including those made part of the Base Indenture by reference to the Trust Indenture Act.

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Section 3. Form of the New Notes.

(a) General. The New Notes being offered to Holders of Outstanding Notes in the Exchange Offer will be offered only to (A) Persons reasonably believed to be QIBs in reliance on Rule 144A and (B) non U.S. Persons in reliance on Regulation S. Such New Notes may thereafter be transferred to, among others, QIBs, and purchasers in reliance on Regulation S, in each case in accordance with the procedures described herein. Exchange Notes exchanged for interests in the Rule 144A Notes and the Regulation S Notes will be issued in the form of a permanent global Note, substantially in the forms of Exhibit A-1, A-2 and A-3, as applicable, deposited with the Trustee as hereinafter provided, including the appropriate legend set forth in Section 3(d) (the “Exchange Global Note”). The Exchange Global Note will be deposited upon issuance with, or on behalf of, the Trustee as custodian for DTC, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The Exchange Global Note may be represented by more than one certificate, if so required by DTC’s rules regarding the maximum principal amount to be represented by a single certificate.

(b) Rule 144A Notes. New Notes offered in exchange to QIBs in the United States of America in reliance on Rule 144A (the “Rule 144A Notes”) shall be issued in the form of a permanent global note including appropriate legends as set forth in Section 3(d) (the “Rule 144A Global Note”), deposited with the Trustee, as custodian for DTC, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The Rule 144A Global Note may be represented by more than one certificate, if so required by DTC’s rules regarding the maximum principal amount to be represented by a single certificate. The aggregate principal amount of the Rule 144A Global Note may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC, or its nominee, as hereinafter provided.

(c) Regulation S Notes. New Notes offered in exchange to non U.S. Persons outside the United States of America (the “Regulation S Notes”) in reliance on Regulation S shall be issued in the form of a permanent global note including appropriate legends as set forth in Section 3(d) (the “Regulation S Global Note” and, together with the Rule 144A Global Note and the Exchange Global Note, the “Global Notes”). Each Regulation S Global Note will be deposited upon issuance with, or on behalf of, the Trustee as custodian for DTC in the manner described in this Section 3. Prior to the 40th day after the date the New Notes are issued (such period through and including such 40th day, the “Restricted Period”), interests in the Regulation S Global Note may only be transferred to non U.S. persons pursuant to Regulation S, unless exchanged for interests in a Global Note in accordance with the transfer and certification requirements described herein. Investors may hold their interests in the Regulation S Global Note through organizations other than Euroclear or Clearstream that are participants in DTC’s system or directly through Euroclear or Clearstream, if they are participants in such systems, or indirectly through organizations which are participants in such systems. If such interests are held through Euroclear or Clearstream, Euroclear and Clearstream will hold such interests in the applicable Regulation S Global Note on behalf of their participants through customers’ securities accounts in their respective names on the books of their respective depositaries. Such depositaries, in turn, will hold such interests in the applicable Regulation S Global Note in customers’ securities accounts in the depositaries’ names on the books of DTC. The Regulation S Global Note may be represented by more than one certificate, if so required by DTC’s rules

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regarding the maximum principal amount to be represented by a single certificate. The aggregate principal amount of the Regulation S Global Note may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC or its nominee, as hereinafter provided.

(d) Restrictive Legends. Unless and until (i) a New Note issued as a Transfer Restricted Note is sold under an effective registration statement, (ii) a New Note issued as a Transfer Restricted Note is exchanged for an Exchange Note in connection with an effective registration statement pursuant to the Registration Rights Agreement or (iii) the Company receives an Opinion of Counsel satisfactory to it to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act:

(i) the Rule 144A Global Note and the Regulation S Global Note shall bear the following legend on the face thereof (the “Restricted Notes Legend”):

THE NOTES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION AS SET FORTH BELOW.

BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (I) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”)), OR (II) IT IS NOT A U.S. PERSON AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”) AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, (2) AGREES TO OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER SUCH NOTE PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS ONE YEAR (OR SUCH LONGER PERIOD AS IS REQUIRED TO COMPLY WITH THE SECURITIES ACT) IN THE CASE OF RULE 144A NOTES, AND 40 DAYS IN THE CASE OF REGULATION S NOTES AFTER THE ORIGINAL ISSUE DATE HEREOF, ONLY (A) TO THE COMPANY, THE GUARANTORS OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A TO A PERSON IT REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) OUTSIDE THE UNITED STATES PURSUANT TO OFFERS AND SALES TO NON U.S. PERSONS IN AN OFFSHORE TRANSACTION PURSUANT TO REGULATION S IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION

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FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY’S AND REGISTRAR’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO THE COMPANY. THIS LEGEND WILL BE REMOVED UPON THE WRITTEN REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

[IN THE CASE OF THE REGULATION S GLOBAL NOTE:] BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S.

BY ITS ACQUISITION OF THIS SECURITY THE HOLDER AND ANY SUBSEQUENT TRANSFEREE HEREOF WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (I) THE PURCHASER IS NOT ACQUIRING OR HOLDING SUCH NOTE OR AN INTEREST THEREIN WITH THE ASSETS OF (A) AN “EMPLOYEE BENEFIT PLAN” (AS DEFINED IN SECTION 3(3) OF ERISA) THAT IS SUBJECT TO ERISA, (B) A “PLAN” DESCRIBED IN SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), (C) ANY ENTITY DEEMED TO HOLD “PLAN ASSETS” OF ANY OF THE FOREGOING BY REASON OF AN EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN SUCH ENTITY OR (D) A GOVERNMENTAL PLAN OR CHURCH PLAN SUBJECT TO SUCH PROVISIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, “SIMILAR LAWS”) OR (II) THE ACQUISITION AND HOLDING OF SUCH NOTE BY THE PURCHASER, THROUGHOUT THE PERIOD THAT IT HOLDS SUCH NOTE AND THE DISPOSITION OF SUCH NOTE OR AN INTEREST THEREIN WILL NOT CONSTITUTE OR RESULT IN A NON EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, A BREACH OF FIDUCIARY DUTY UNDER ERISA OR A VIOLATION OF ANY PROVISIONS OF ANY APPLICABLE SIMILAR LAW.

(ii) each Global Note shall bear the following legend on the face thereof:

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

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TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

(e) This Section 3(e) shall apply only to Global Notes deposited with the Trustee, as custodian for DTC, and for which the applicable procedures of DTC shall govern.

(1) Each Global Note initially shall (x) be registered in the name of DTC or the nominee of DTC, (y) be delivered to the Trustee, as custodian for DTC and (z) bear legends as set forth in Section 3(d). Transfers of a Global Note (but not a beneficial interest therein) will be limited to transfers thereof in whole, but not in part, to the DTC, its successors or its respective nominees, except as set forth in Sections 3(e)(4) and 3(f). If a beneficial interest in a Global Note is transferred or exchanged for a beneficial interest in another Global Note, the Trustee, as custodian for DTC will (x) record a decrease in the principal amount of the Global Note being transferred or exchanged equal to the principal amount of such transfer or exchange and (y) record a like increase in the principal amount of the other Global Note. Any beneficial interest in one Global Note that is transferred to a Person who takes delivery in the form of an interest in another Global Note, or exchanged for an interest in another Global Note, will, upon transfer or exchange, cease to be an interest in such Global Note and become an interest in the other Global Note and, accordingly, will thereafter be subject to all transfer and exchange restrictions, if any, and other procedures applicable to beneficial interests in such other Global Note for as long as it remains such an interest.

(2) Members of, or participants in, DTC (“Agent Members”) shall have no rights under the Indenture with respect to any Global Note held on their behalf by DTC or by the Trustee, as custodian for DTC, or under such Global Note, and DTC may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by DTC or impair, as between DTC and its Agent Members, the operation of customary practices of DTC governing the exercise of the rights of a holder of a beneficial interest in any Global Note.

(3) In connection with any transfer of a portion of the beneficial interest in a Global Note pursuant to Section 3(f) to beneficial owners who are required to hold Definitive Notes, the Trustee, as custodian for DTC shall reflect on its books and records the date and a decrease in the principal amount of such Global Note in an amount equal to the principal amount of the beneficial interest in the Global Note to be transferred, and the Company shall execute, and the Trustee shall authenticate and make available for delivery, one or more Definitive Notes of like tenor and amount.

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(4) In connection with the transfer of an entire Global Note to beneficial owners pursuant to Section 3(f), such Global Note shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall authenticate and make available for delivery, to each beneficial owner identified by DTC in exchange for its beneficial interest in such Global Note, an equal aggregate principal amount of Definitive Notes of authorized denominations.

(5) The registered Holder of a Global Note may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Notes.

(6) Any Holder of a Global Note shall, by acceptance of such Global Note, agree that transfers of beneficial interests in such Global Note may be effected only through a book-entry system maintained by (i) the Holder of such Global Note (or its agent) or (ii) any holder of a beneficial interest in such Global Note, and that ownership of a beneficial interest in such Global Note shall be required to be reflected in a book entry.

(f) Definitive Notes. Except as provided below, owners of beneficial interests in Global Notes will not be entitled to receive Definitive Notes. Definitive Notes shall be transferred to all beneficial owners in exchange for their beneficial interests in a Global Note if (A) DTC notifies the Company that it is unwilling or unable to continue as depositary for such Global Note or DTC ceases to be a clearing agency registered under the Exchange Act, at a time when DTC is required to be so registered in order to act as depositary, and in each case a successor depositary is not appointed by the Company within 90 days of such notice, (B) the Company in its sole discretion executes and deliver to the Trustee and Registrar an Officer’s Certificate stating that such Global Note shall be so exchangeable or (C) an Event of Default has occurred and is continuing and the Registrar has received a written request from DTC. In the event of the occurrence of any of the events specified in the second preceding sentence or in clause (A), (B) or (C) of the preceding sentence, the Company shall promptly make available to the Registrar a reasonable supply of Definitive Notes. In addition, any New Note transferred to an affiliate (as defined in Rule 405 under the Securities Act) of the Company or evidencing a New Note that has been acquired by an affiliate in a transaction or series of transactions not involving any public offering must, until one year after the last date on which either the Company or any affiliate of the Company was an owner of the New Note, be in the form of a Definitive Note and bear the legend regarding transfer restrictions in Section 3(d). If required to do so pursuant to any applicable law or regulation, beneficial owners may also obtain Definitive Notes in exchange for their beneficial interests in a Global Note upon written request in accordance with DTC’s and the Registrar’s procedures.

(1) Any Definitive Note delivered in exchange for an interest in a Global Note pursuant to Section 3(e) shall, except as otherwise provided by Section 4(d), bear the applicable legend regarding transfer restrictions applicable to the Global Note set forth in Section 3(d).

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(2) If a Definitive Note is transferred or exchanged for a beneficial interest in a Global Note, the Trustee will (x) cancel such Definitive Note, (y) record an increase in the principal amount of such Global Note equal to the principal amount of such transfer or exchange and (z) in the event that such transfer or exchange involves less than the entire principal amount of the canceled Definitive Note, the Company shall execute, and the Trustee shall authenticate and make available for delivery, to the transferring Holder a new Definitive Note representing the principal amount not so transferred.

(3) If a Definitive Note is transferred or exchanged for another Definitive Note, (x) the Trustee will cancel the Definitive Note being transferred or exchanged, (y) the Company shall execute, and the Trustee shall authenticate and make available for delivery, one or more new Definitive Notes in authorized denominations having an aggregate principal amount equal to the principal amount of such transfer or exchange to the transferee (in the case of a transfer) or the Holder of the canceled Definitive Note (in the case of an exchange), registered in the name of such transferee or Holder, as applicable, and (z) if such transfer or exchange involves less than the entire principal amount of the canceled Definitive Note, the Company shall execute, and the Trustee shall authenticate and make available for delivery to the Holder thereof, one or more Definitive Notes in authorized denominations having an aggregate principal amount equal to the untransferred or unexchanged portion of the canceled Definitive Notes, registered in the name of the Holder thereof.

(4) Notwithstanding anything to the contrary in this Indenture, in no event shall a Definitive Note be delivered upon exchange or transfer of a beneficial interest in the Regulation S Global Note prior to the end of the Restricted Period.

Section 4. Transfer and Exchange.

(a) A Holder may transfer a New Note (or a beneficial interest therein) to another Person or exchange a New Note (or a beneficial interest therein) for another New Note or New Notes of any authorized denomination by presenting to the Registrar a written request therefor stating the name of the proposed transferee or requesting such an exchange, accompanied by any certification, opinion or other document required by this Section 4. The Registrar will promptly register any transfer or exchange that meets the requirements of this Section 4 by noting the same in the register maintained by the Registrar for the purpose, and no transfer or exchange will be effective until it is registered in such register. The transfer or exchange of any New Note (or a beneficial interest therein) may only be made in accordance with this Section 4 and Section 3(e) and 3(f), as applicable, and, in the case of a Global Note (or a beneficial interest therein), the applicable rules and procedures of DTC, Euroclear and Clearstream. The Registrar shall refuse to register any requested transfer or exchange that does not comply with this paragraph.

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(b) Transfers of Rule 144A Notes. The following provisions shall apply with respect to any proposed registration of transfer of a Rule 144A Note prior to the date that is one year after the later of the date of its original issue and the last date on which the Company or any Affiliate of the Company was the owner of such Notes (or any predecessor thereto) (the “Resale Restriction Termination Date”):

(i) a registration of transfer of a Rule 144A Note or a beneficial interest therein to a QIB shall be made upon the representation of the transferee in the form as set forth on the reverse of the Rule 144A Note that it is purchasing for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A; provided that no such written representation or other written certification shall be required in connection with the transfer of a beneficial interest in the Rule 144A Global Note to a transferee in the form of a beneficial interest in that Rule 144A Global Note in accordance with this Indenture and the applicable procedures of DTC;

(ii) a registration of transfer of a Rule 144A Note or a beneficial interest therein to a non U.S. Person shall be made upon receipt by the Registrar or its agent of a certificate substantially in the form set forth in Section 4(i) from the proposed transferee and the delivery of an Opinion of Counsel, certification and/or other information satisfactory to the Company.

(c) Transfers of Regulation S Notes. The following provisions shall apply with respect to any proposed transfer of a Regulation S Note prior to the expiration of the Restricted Period:

(i) a transfer of a Regulation S Note or a beneficial interest therein to a QIB shall be made upon the representation of the transferee, in the form of assignment on the reverse of the certificate, that it is purchasing the Regulation S Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A, is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A; and

(ii) a transfer of a Regulation S Note or a beneficial interest therein to a non U.S. Person shall be made upon receipt by the Registrar or its agent of a certificate substantially in the form set forth in Section 4(i) hereof from the proposed transferee and receipt by the Registrar or its agent of an Opinion of Counsel, certification and/or other information satisfactory to the Company.

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After the expiration of the Restricted Period, interests in the Regulation S Note may be transferred in accordance with applicable law without requiring the certification set forth in Section 4(i) or any additional certification.

(d) Restricted Notes Legend. Upon the transfer, exchange or replacement of New Notes not bearing a Restricted Notes Legend, the Registrar shall deliver New Notes that do not bear a Restricted Notes Legend. Upon the transfer, exchange or replacement of New Notes bearing a Restricted Notes Legend, the Registrar shall deliver only New Notes that bear a Restricted Notes Legend unless (1) a New Note is being transferred pursuant to an effective registration statement, (2) New Notes are being exchanged for New Notes that do not bear the Restricted Notes Legend in accordance with Section 4(e) below, (3) there is delivered to the Registrar an Opinion of Counsel reasonably satisfactory to the Company to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act or (4) New Notes are being exchanged for Exchange Notes in an exchange offer pursuant to the Registration Rights Agreement, in which case the Exchange Notes shall not bear the Restricted Notes Legend.

(e) Automatic Exchange from Global Note Bearing Restricted Notes Legend to Global Note Not Bearing Restricted Notes Legend. Upon the Company’s satisfaction that the Restricted Notes Legend shall no longer be required in order to maintain compliance with the Securities Act, beneficial interests in a Transfer Restricted Note may be automatically exchanged into beneficial interests in an Unrestricted Global Note without any action required by or on behalf of the Holder (the “Automatic Exchange”) at any time on or after the date that is the 366th calendar day after the date on which the New Notes are issued, or, if such day is not a Business Day, on the next succeeding Business Day (the “Automatic Exchange Date”). Upon the Company’s satisfaction that the Restricted Notes Legend shall no longer be required in order to maintain compliance with the Securities Act, the Company shall (i) provide written notice to DTC and the Trustee at least fifteen (15) calendar days prior to the Automatic Exchange Date, instructing DTC to exchange all of the outstanding beneficial interests in a particular Transfer Restricted Note to the Unrestricted Global Note, which the Company shall have previously otherwise made eligible for exchange with the DTC, (ii) provide prior written notice (the “Automatic Exchange Notice”) to each Holder at such Holder’s address appearing in the register of Holders at least fifteen (15) calendar days prior to the Automatic Exchange Date (the “Automatic Exchange Notice Date”), which notice must include (w) the Automatic Exchange Date, (x) the section of this Indenture pursuant to which the Automatic Exchange shall occur, (y) the “CUSIP” number of the Transfer Restricted Note from which such Holder’s beneficial interests will be transferred and (z) the “CUSIP” number of the Unrestricted Global Note into which such Holder’s beneficial interests will be transferred, and (iii) on or prior to the Automatic Exchange Date, deliver to the Trustee for authentication one or more Unrestricted Global Notes, duly executed by the Company and a Issuer Order requesting the Trustee to authenticate, in an aggregate principal amount equal to the aggregate principal amount of Transfer Restricted Notes to be exchanged into such Unrestricted Global Notes. At the Company’s written request on no less than five (5) calendar days’ notice prior to the Automatic Exchange Notice Date, the Trustee shall deliver, in the Company’s name and at its expense, the Automatic Exchange Notice to each Holder at such Holder’s address appearing in the register of Holders; provided that the Company has delivered to the Trustee the information required to be included in such Automatic Exchange Notice.

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Notwithstanding anything to the contrary in this Section 4(e), during the fifteen (15) calendar day period prior to the Automatic Exchange Date, no transfers or exchanges other than pursuant to this Section 4(e) shall be permitted without the prior written consent of the Company. As a condition to any Automatic Exchange, the Company shall provide, and the Trustee shall be entitled to conclusively rely upon, an Officer’s Certificate and Opinion of Counsel to the Company to the effect that the Automatic Exchange shall be effected in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Restricted Notes Legend shall no longer be required in order to maintain compliance with the Securities Act and that the aggregate principal amount of the particular Transfer Restricted Note is to be transferred to the particular Unrestricted Global Note by adjustment made on the records of the Trustee, as custodian for the depositary to reflect the Automatic Exchange. Upon such exchange of beneficial interests pursuant to this Section 4(e), the aggregate principal amount of the Global Notes shall be increased or decreased by adjustments made on the records of the Trustee, as custodian for the depositary, to reflect the relevant increase or decrease in the principal amount of such Global Note resulting from the applicable exchange. The Restricted Global Note from which beneficial interests are transferred pursuant to an Automatic Exchange shall be cancelled following the Automatic Exchange.

(f) Retention of Written Communications. The Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 3 or this Section 4. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable prior written notice to the Registrar.

(g) Obligations with Respect to Transfers and Exchanges of Notes. To permit registrations of transfers and exchanges, the Company shall, subject to the other terms and conditions of this Section 4, execute and the Trustee shall authenticate New Notes and Global Notes at the Company’s and Registrar’s written request.

No service charge shall be made to a Holder for any registration of transfer or exchange, but the Company may require the Holder to pay a sum sufficient to cover any transfer tax assessments or similar governmental charge payable in connection therewith (other than any such transfer taxes, assessments or similar governmental charges payable upon exchange or transfer).

The Company (and the Registrar) shall not be required to register the transfer of or exchange of any New Note (A) for a period beginning (1) 15 calendar days before the mailing of a notice of an offer to repurchase or redeem New Notes and ending at the close of business on the day of such mailing or (2) 15 calendar days before an interest payment date and ending on such interest payment date or (B) called for redemption, except the unredeemed portion of any New Note being redeemed in part.

Prior to the due presentation for registration of transfer of any New Note, the Company, the Trustee, the Paying Agent or the Registrar may deem and treat the person in whose name a New Note is registered as the owner of such New Note for the purpose of receiving payment of principal of, premium, if any, and interest on such New Note and for all other purposes whatsoever, including without limitation the transfer or exchange of such New Note, whether or not such New Note is overdue, and none of the Issuer, the Trustee, the Paying Agent or the Registrar shall be affected by notice to the contrary.

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Any Definitive Note delivered in exchange for an interest in a Global Note pursuant to Section 3(f) shall, except as otherwise provided by Section 4(d), bear the applicable legend regarding transfer restrictions applicable to the Definitive Note set forth in Section 3(d).

All New Notes issued upon any transfer or exchange pursuant to the terms of this Supplemental Indenture shall evidence the same debt and shall be entitled to the same benefits under this Supplemental Indenture as the New Notes surrendered upon such transfer or exchange.

(h) No Obligation of the Trustee. (1) Neither the Trustee nor the Registrar shall have any responsibility or obligation to any beneficial owner of a Global Note, a member of, or a participant in, DTC or other Person with respect to the accuracy of the records of DTC or its nominee or of any participant or member thereof, with respect to any ownership interest in the New Notes or with respect to the delivery to any participant, member, beneficial owner or other Person (other than DTC) of any notice (including any notice of redemption or purchase) or the payment of any amount or delivery of any New Notes (or other security or property) under or with respect to such New Notes. All notices and communications to be given to the Holders and all payments to be made to Holders in respect of the New Notes shall be given or made only to or upon the order of the registered Holders (which shall be DTC or its nominee in the case of a Global Note). The rights of beneficial owners in any Global Note shall be exercised only through DTC subject to the applicable rules and procedures of DTC. The Trustee may conclusively rely and shall be fully protected in conclusively relying upon information furnished by DTC with respect to its members, participants and any beneficial owners.

Neither the Trustee nor the Registrar shall have any obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Supplemental Indenture or under applicable law with respect to any transfer of any interest in any New Note (including any transfers between or among DTC participants, members or beneficial owners in any Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof. Neither the Trustee, the Registrar nor any of their respective agents shall have any responsibility or liability for any actions taken or not taken by DTC.

(i) Form of Certificate to be Delivered in Connection with Transfers Pursuant to Regulation S.

Exelon Corporation

10 South Dearborn Street, 49th Floor

Chicago, IL 60603

Attention: Secretary

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The Bank of New York Mellon Trust Company, N.A.

2 North LaSalle Street, Suite 1020

Chicago, IL 60602

Attention: Global Corporate Trust

Re:	Exelon Corporation (the “Company”)

[3.950% Notes due 2025 (the “2025 Notes”)]

[4.950% Notes due 2035 (the “2035 Notes”)]

[5.100% Notes due 2045 (the “2045 Notes”)]

Ladies and Gentlemen:

In connection with our proposed sale of $[        ] aggregate principal amount of the [2025 Notes/2035 Notes/2045 Notes], we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the United States Securities Act of 1933, as amended (the “Securities Act”), and, accordingly, we represent that:

(a) the offer of the [2025 Notes/2035 Notes/2045 Notes] was not made to a person in the United States;

(b) either (i) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States or (ii) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

(c) no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(a)(2) or Rule 904(a)(2) of Regulation S, as applicable; and

(d) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

In addition, if the sale is made during a restricted period and the provisions of Rule 903(b)(2), Rule 903(b)(3) or Rule 904(b)(1) of Regulation S are applicable thereto, we confirm that such sale has been made in accordance with the applicable provisions of Rule 903(b)(2), Rule 903(b)(3) or Rule 904(b)(1), as the case may be.

We also hereby certify that we [are][are not] an Affiliate of the Company and, to our knowledge, the transferee of the [2025 Notes/2035 Notes/2045 Notes] [is][is not] an Affiliate of the Company.

The Trustee and the Company are entitled to conclusively rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

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Very truly yours,

[Name of Transferor]

By:
Authorized Signature

Section 5. Redemption.

(a) Optional Redemption. The Company shall have the right to redeem the New Notes, in whole or in part, at its option, as follows: the New 2025 Notes may be redeemed at any time prior to March 15, 2025, the New 2035 Notes may be redeemed at any time prior to December 15, 2034 and the New 2045 Notes may be redeemed at any time prior to December 15, 2044, in each case upon at least 15 days’ but no more than 60 days’ notice, at a redemption price equal to the greater of:

(i) 100% of the principal amount of the New Notes to be redeemed, and

(ii) the sum of the present values of the remaining scheduled payments of principal and interest on the New Notes to be redeemed (exclusive of interest accrued to the redemption date) to March 15, 2025, in the case of the New 2025 Notes, December 15, 2034, in the case of the New 2035 Notes, or December 15, 2044, in the case of the New 2045 Notes, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 25 basis points in the case of the New 2025 Notes, plus 30 basis points in the case of the New 2035 Notes and plus 30 basis points in the case of the New 2045 Notes, plus, in each case, accrued and unpaid interest on the principal amount being redeemed to but excluding the date of redemption.

“Comparable Treasury Issue” means the United States Treasury security or securities selected by an Independent Investment Banker (as defined below) as having an actual or interpolated maturity comparable to the remaining term of the New Notes being redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of a comparable maturity to the remaining term of the New Notes.

“Comparable Treasury Price” means, with respect to any redemption date, the average of the Reference Treasury Dealer Quotations (as defined below) for such redemption date.

“Independent Investment Banker” means one of the Reference Treasury Dealers (as defined below) appointed by us.

“Reference Treasury Dealer” means (1) any of Barclays Capital, Inc. or Goldman, Sachs & Co. or their respective affiliates and (2) one other primary U.S. Government securities dealer in the United States of America (each, a “Primary Treasury Dealer”) selected by the Company; provided, however, that if any of the foregoing shall cease to be a Primary Treasury Dealer, or is unwilling or unable to serve in such role, the Company shall substitute therefor another Primary Treasury Dealer.

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“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company at 3:30 p.m. New York City time on the third Business Day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to actual or interpolated maturity (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

The Company shall have the right to redeem the New 2025 Notes at any time on or after March 15, 2025, the New 2035 Notes at any time on or after December 15, 2034 or the New 2045 Notes at any time on or after December 15, 2044, in each case, in whole or in part, at its option, upon at least 15 days’ and not more than 60 days’ notice, at a redemption price, as calculated by the Company, equal to 100% of the principal amount of the New Notes then outstanding to be redeemed plus accrued and unpaid interest on the principal amount being redeemed to but excluding the redemption date. The Trustee shall have no obligation to calculate or verify any redemption price or premium (if any).

Any optional redemption other than the Special Optional Redemption (as defined below) may be conditioned upon the consummation of one or more other transactions, including any debt or equity issuance by the Company or any of its parent companies or Subsidiaries.

(b) Special Optional Redemption.

(i) The New 2025 Notes, the New 2035 Notes and the New 2045 Notes may be redeemed, in whole, at the option of the Company, at any time prior to August 31, 2016, at a redemption price equal to 101% of the aggregate principal amount of the New Notes of the applicable series, plus accrued and unpaid interest from and including the date of initial issuance, or the most recent date to which interest has been paid, whichever is later, to but not including the date of redemption, if, in the Company’s judgment, its acquisition of Pepco Holdings, Inc. (the “Merger”) will not be consummated on or prior to August 31, 2016 (the “Special Optional Redemption”).

(ii) If the Company exercises its option in clause (b)(i) above, it shall provide notice to each Holder of the applicable series of New Notes and to the Trustee, stating, among other matters, that it is exercising such option and that all of the New Notes of the applicable series will be redeemed on the redemption date set forth in the notice (which redemption date shall be no earlier than three Business Days and no later than 30 days from the date such notice is given). This Section 5(b)(ii) shall apply to the Special Optional Redemption in lieu of Section 11.2 of the Base Indenture.

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(c) Special Mandatory Redemption.

(i) Upon the first to occur of either (x) June 30, 2016, if the Merger is not consummated on or prior to such date, provided that, if all conditions to closing the Merger have been satisfied by June 30, 2016 (other than those to be satisfied on the closing date thereof and the receipt of approvals from all applicable regulatory authorities) and, in the Company’s judgment, all conditions to closing the Merger are reasonably likely to be satisfied by August 31, 2016, then August 31, 2016, or (y) the date on which the agreement relating to the Merger is terminated (each a “Special Mandatory Redemption Trigger”), the Company shall redeem the New 2025 Notes, the New 2035 Notes and the New 2045 Notes (the “Special Mandatory Redemption”), in whole, at a redemption price equal to 101% of the aggregate principal amount of such series of New Notes, plus accrued and unpaid interest from and including the date of initial issuance, or the most recent date to which interest has been paid, whichever is later, to but not including the date of the Special Mandatory Redemption.

(ii) Within five Business Days after the occurrence of a Special Mandatory Redemption Trigger, the Company shall provide notice of the Special Mandatory Redemption to each Holder of the New 2025 Notes, the New 2035 Notes and the New 2045 Notes and to the Trustee, stating, among other matters, that a Special Mandatory Redemption Trigger has occurred and that all such series of New Notes shall be redeemed on the redemption date set forth in the notice (which shall be no earlier than three Business Days and no later than 30 days from the date such notice is given). This Section 5(c)(ii) shall apply to the Special Mandatory Redemption in lieu of Section 11.2 of the Base Indenture.

Section 6. Effect of Supplemental Indenture. This Supplemental Indenture is a supplemental indenture within the meaning of the Base Indenture. The provisions of this Supplemental Indenture are intended to supplement those of the Base Indenture as in effect immediately prior to the execution and delivery hereof. The Base Indenture shall remain in full force and effect except to the extent that the provisions of the Base Indenture are expressly modified by the terms of this Supplemental Indenture. The Base Indenture, as supplemented and amended by this Supplemental Indenture, is in all respects ratified, confirmed and approved and, with respect to the New Notes, the Base Indenture, as supplemented and amended by this Supplemental Indenture, shall be read, taken and construed as one and the same instrument.

Notwithstanding any other provision of the Base Indenture or this Supplemental Indenture to the contrary, to the extent any provisions of this Supplemental Indenture or any New Note issued hereunder shall conflict with any provision of the Base Indenture, the provisions of this Supplemental Indenture (including the terms and conditions of each series of New Notes set forth in Section 2 hereof) shall govern.

Section 7. Governing Law. This Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of laws principles thereunder, except to the extent that the law of any other jurisdiction shall be mandatorily applicable.

Section 8. Waiver of Jury Trial. EACH OF THE COMPANY AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY

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APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE OR THE TRANSACTION CONTEMPLATED HEREBY.

Section 9. Trustee’s Disclaimer. The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of the New Notes of any series, it shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee, and it shall not be responsible for any statement or recital herein or any statement in the New Notes of any series or any other document in connection with the issuance of the New Notes of any series or pursuant to this Supplemental Indenture other than its certificate of authentication.

Section 10. Amendments and Supplements. Except as provided below, this Supplemental Indenture and the terms of the New Notes shall be modified only as provided in Article VIII of the Base Indenture.

With respect to the New 2025 Notes, the New 2035 Notes and the New 2045 Notes (but not other Securities, unless provided by the terms thereof), no supplemental indenture shall modify the date or amount of payment with respect to the Special Mandatory Redemption without the consent of each Holder of such series of the New Notes.

With respect to the New 2025 Notes, the New 2035 Notes and the New 2045 Notes (but not other Securities, unless provided by the terms thereof), the Company, when authorized by a resolution of its Board of Directors (which resolution may provide general terms or parameters for such action and may provide that the specific terms of such action may be determined in accordance with or pursuant to an Issuer Order), and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto to make such provisions as necessary (as determined in good faith by the Company) for the issuance of Exchange Notes.

Section 11. Trust Indenture Act Controls. If any provision hereof limits, qualifies or conflicts with the duties imposed by the Trust Indenture Act § 318(c), the imposed duties shall control.

Section 12. Counterpart Originals. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. Delivery of an executed counterpart of a signature page to this Supplemental Indenture by telecopier, facsimile or other electronic transmission (i.e. a “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart thereof. The exchange of copies of this Supplemental Indenture and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Supplemental Indenture as to the parties hereto and may be used in lieu of the original Supplemental Indenture and signature pages for all purposes.

Section 13. Rule of Construction. Whenever in the Indenture there is mentioned, in any context, principal, interest or any other amount payable under or with respect to any New Notes, such mention shall be deemed to include mention of the payment of Additional Interest, to the extent that, in such context, Additional Interest is, was or would be payable in respect

19

thereof pursuant to the Notes, provided, however, that the Trustee and the Paying Agent shall not be deemed to have knowledge of the requirement that Additional Interest is due unless the Trustee and the Paying Agent receive written notice from the Company stating that such amounts are due and specifying the dollar amounts thereof.

[The remainder of this page is left blank intentionally]

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IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the day and year first above written.

EXELON CORPORATION

By:	/s/ Kevin Garrido
Name:	Kevin Garrido
Title:	Assistant Treasurer

THE BANK OF NEW YORK MELON TRUST COMPANY, NATIONAL ASSOCIATION

By:	/s/ Valere Boyd
Name:	Valere Boyd
Title:	Vice President

[Signature page to Second Supplemental Indenture]

Exhibit A-1

[Face of Security]

EXELON CORPORATION

Certificate No. [●]

[THE NOTES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION AS SET FORTH BELOW.

BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (I) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”)), OR (II) IT IS NOT A U.S. PERSON AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”) AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, (2) AGREES TO OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER SUCH NOTE PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS ONE YEAR (OR SUCH LONGER PERIOD AS IS REQUIRED TO COMPLY WITH THE SECURITIES ACT) IN THE CASE OF RULE 144A NOTES, AND 40 DAYS IN THE CASE OF REGULATION S NOTES AFTER THE ORIGINAL ISSUE DATE HEREOF, ONLY (A) TO THE COMPANY, THE GUARANTORS OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A TO A PERSON IT REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) OUTSIDE THE UNITED STATES PURSUANT TO OFFERS AND SALES TO NON U.S. PERSONS IN AN OFFSHORE TRANSACTION PURSUANT TO REGULATION S IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY’S AND REGISTRAR’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO THE COMPANY. THIS LEGEND WILL BE REMOVED UPON THE WRITTEN REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

[IN THE CASE OF THE REGULATION S GLOBAL NOTE:] BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S.

BY ITS ACQUISITION OF THIS SECURITY THE HOLDER AND ANY SUBSEQUENT TRANSFEREE HEREOF WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (I) THE PURCHASER IS NOT ACQUIRING OR HOLDING SUCH NOTE OR AN INTEREST THEREIN WITH THE ASSETS OF (A) AN “EMPLOYEE BENEFIT PLAN” (AS DEFINED IN SECTION 3(3) OF ERISA) THAT IS SUBJECT TO ERISA, (B) A “PLAN” DESCRIBED IN SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), (C) ANY ENTITY DEEMED TO HOLD “PLAN ASSETS” OF ANY OF THE FOREGOING BY REASON OF AN EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN SUCH ENTITY OR (D) A GOVERNMENTAL PLAN OR CHURCH PLAN SUBJECT TO SUCH PROVISIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, “SIMILAR LAWS”) OR (II) THE ACQUISITION AND HOLDING OF SUCH NOTE BY THE PURCHASER, THROUGHOUT THE PERIOD THAT IT HOLDS SUCH NOTE AND THE DISPOSITION OF SUCH NOTE OR AN INTEREST THEREIN WILL NOT CONSTITUTE OR RESULT IN A NON EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, A BREACH OF FIDUCIARY DUTY UNDER ERISA OR A VIOLATION OF ANY PROVISIONS OF ANY APPLICABLE SIMILAR LAW.]1

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF

[1]	Include in Transfer Restricted Notes.

EXELON CORPORATION

No. [Rule 144A][Reg S] — [●]	$	[	●]

3.950% NOTES DUE 2025

CUSIP No. [●]

ISIN No. [●]

Exelon Corporation, a Pennsylvania corporation (the “Company”), for value received, hereby promises to pay to [CEDE & CO.]2, as nominee for The Depository Trust Company, or its registered assigns, the principal sum of $         Dollars ($) [or such greater or lesser amount as is indicated on the Schedule of Adjustments attached hereto]3 on June 15, 2025, and to pay interest thereon, as provided on the reverse hereof, until the principal and any unpaid and accrued interest are paid or duly provided for.

Interest Payment Dates: June 15 and December 15 of each year, with the first payment to be made on December 15, 2015 (or if not a Business Day, the immediately succeeding Business Day).

Regular Record Dates: June 14 and December 14.

The provisions on the back of this certificate are incorporated as if set forth on the face hereof.

[2]	Insert in Global Notes only.
[3]	Insert in Global Notes only.

IN WITNESS WHEREOF, EXELON CORPORATION has caused this instrument to be duly signed.

EXELON CORPORATION

By:
Name:	Kevin Garrido
Title:	Assistant Treasurer

[Signature page to New 2025 Note]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

The Bank of New York Mellon Trust Company, National Association, as Trustee

By:
Authorized Signatory

Dated:

[Signature page to New 2025 Note]

[Reverse of Security]

EXELON CORPORATION

3.950% NOTES DUE 2025

1. Interest. Exelon Corporation, a Pennsylvania corporation (the “Company”), promises to pay or cause to be paid interest on the principal amount of this Security at the rate per annum shown above. The Company shall pay interest, payable semi-annually in arrears, on June 15 and December 15 of each year, or if any such day is not a Business Day, on the next succeeding Business Day, with the first payment to be made on December 15, 2015. Interest on the Securities shall accrue from and include the date that Outstanding 2025 Notes were issued to and excluding the date of maturity or redemption. Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

In addition to the rights provided to Holders of the Securities under the Indenture, Holders of Registrable Securities (as defined in the Registration Rights Agreement) shall have all rights set forth in the Registration Rights Agreement, including the right to receive Additional Interest pursuant to the Registration Rights Agreement in certain circumstances. If applicable, Additional Interest payable pursuant to the Registration Rights Agreement shall be paid to the same Persons, in the same manner and at the same times as regular interest.

2. Maturity. The Securities will mature on June 15, 2025 (the “Maturity Date”).

3. Method of Payment. Except as provided in the Indenture (as defined below), the Company shall pay interest on the Securities on the applicable Interest Payment Dates, as set forth on the face of this security, to the persons who are holders of record of Securities at the close of business on the immediately preceding Regular Record Date, as set forth on the face of this Security. Holders must surrender Securities to a Paying Agent to collect the principal amount. The Company shall pay, in money of the United States that at the time of payment is legal tender for payment of public and private debts, all amounts due in cash with respect to the Securities, which amounts shall be paid by wire transfer of immediately available funds to the account designated by the depositary for the Securities or its nominee.

4. Paying Agent and Registrar. Initially, The Bank of New York Mellon Trust Company, National Association, (the “Trustee”) shall act as Paying Agent. The Company initially appoints the Trustee as the Registrar. The Company may change any Paying Agent or Registrar without prior notice to the holders. The Company or any of its Subsidiaries may act in any such capacity.

5. Indenture. The Company issued the Securities under the Indenture, dated as of June 11, 2015 (the “Base Indenture”), among the Company and the Trustee, as supplemented by the Second Supplemental Indenture, dated as of December [2], 2015 (the “Second Supplemental Indenture” and, together with the Base Indenture, as supplemented, the “Indenture”), among the Company and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code §§ 77aaa-77bbbb), as amended and in effect from time to time (the “Trust Indenture Act”). The Securities are subject to all such terms, and holders are referred to the Indenture and the Trust

Indenture Act for a statement of such terms. To the extent any provision of this Security conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Indenture does not limit the aggregate principal amount of Securities that may be issued thereunder. Subject to the conditions set forth in the Indenture and without the consent of the holders, the Company may issue additional Securities of the same series under the Indenture. All Securities of the same series, including any such additional Securities, shall be treated as a single class of securities under the Indenture. Terms used herein without definition and that are defined in the Indenture have the meanings assigned to them in the Indenture.

6. Redemption. The Securities may be redeemed at the option of the Company as set forth in Sections 5(a) and 5(b) of the Second Supplemental Indenture. The Securities are subject to special mandatory redemption as set forth in Section 5(c) of the Second Supplemental Indenture.

7. Denominations, Transfer, Exchange. The Securities are in registered form in minimum denominations of $2,000 and any integral multiples of $1,000 in excess thereof. The provisions of Section 4 of the Second Supplemental Indenture (Transfer and Exchange) shall apply to the Securities.

8. Persons Deemed Owners. The registered holder of a Security shall be treated as the owner of such Security for all purposes.

9. Amendments, Supplements and Waivers. The Indenture and the Securities may be amended or supplemented as provided in the Indenture.

10. Defaults and Remedies. If an Event of Default with respect to the Securities shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture provides that no Holder of any Security of any series may enforce any remedy with respect to such series under the Indenture unless (a) such Holder previously shall have given to the Trustee written notice of an Event of Default, (b) the Holders of not less than 33% in aggregate principal amount of the Securities of such series then Outstanding (treated as a single class) shall have made written request upon the Trustee to institute such action or proceedings in its own name as Trustee and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, (c) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceeding, and (d) no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 5.9 of the Base Indenture; provided, however, that such provision shall not prevent the holder hereof from enforcing payment of the principal of or interest on this Security.

11. Discharge and Defeasance. The Indenture contains provisions for discharge and for the defeasance of the entire indebtedness of this Security and certain restrictive covenants upon compliance by the Company with certain conditions set forth therein.

12. Trustee Dealings with the Company. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its affiliates, and may otherwise deal with the Company or its affiliates, as if it were not the Trustee.

13. No Recourse Against Others. A director, officer, employee, incorporator or stockholder of the Company, as such, shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

14. Authentication. This Security shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent in accordance with the Indenture.

15. Abbreviations. Customary abbreviations may be used in the name of a holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A (= Uniform Gifts to Minors Act).

16. CUSIP and ISIN Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP and ISIN numbers to be printed on the Securities and the Trustee may use CUSIP and ISIN numbers in notices of redemption as a convenience to holders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

17. Governing Law. This Security and the Indenture shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of laws principles thereunder, except to the extent that the law of any other jurisdiction shall be mandatorily applicable.

18. Waiver of Jury Trial. EACH OF THE COMPANY AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY, THE INDENTURE OR THE TRANSACTION CONTEMPLATED HEREBY.

THE COMPANY SHALL FURNISH TO ANY HOLDER UPON WRITTEN REQUEST AND WITHOUT CHARGE A COPY OF THE BASE INDENTURE OR ANY RELEVANT SUPPLEMENTAL INDENTURE. REQUESTS MAY BE MADE TO THE REGISTERED OFFICE OF THE COMPANY.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to:

(Print or type assignee’s name, address and zip code)

(Insert assignee’s social security or tax I.D. No.)

and irrevocably appoint agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date:	Your Signature:

Signature Guarantee:
(Signature must be guaranteed)

Sign exactly as your name appears on the other side of this Note.

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to Exchange Act Rule 17Ad-15.

The undersigned hereby certifies that it ☐ is / ☐ is not an Affiliate of the Issuer and that, to its knowledge, the proposed transferee ☐ is / ☐ is not an Affiliate of the Issuer.

In connection with any transfer or exchange of any of the Notes evidenced by this certificate occurring prior to the date that is one year after the later of the date of original issuance of such Notes and the last date, if any, on which such Notes were owned by the Issuer or any Affiliate of the Issuer, the undersigned confirms that such Notes are being:

CHECK ONE BOX BELOW:

(1)	☐	acquired for the undersigned’s own account, without transfer; or

(2)	☐	transferred to the Issuer; or

(3)	☐	transferred pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”); or

(4)	☐	transferred pursuant to an effective registration statement under the Securities Act; or

(5)	☐	transferred pursuant to and in compliance with Regulation S under the Securities Act; or

(6)	☐	transferred pursuant to another available exemption from the registration requirements of the Securities Act of 1933, as amended.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered Holder thereof; provided, however, that if box (5) or (6) is checked, the Issuer may require, prior to registering any such transfer of the Notes, in its sole discretion, such legal opinions, certifications and other information as the Issuer may reasonably request to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended, such as the exemption provided by Rule 144 under such Act.

Signature

Signature Guarantee:

(Signature must be guaranteed)	Signature

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to Exchange Act Rule 17Ad-15.

TO BE COMPLETED BY PURCHASER IF BOX (1) OR (3) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:

SCHEDULE A

[SCHEDULE OF ADJUSTMENTS]4

Date Adjustment Made	Principal Amount Increase	Principal Amount Decrease	Principal Amount Following Adjustment	Notification Made on Behalf of the Trustee

[4]	Insert in Global Notes only.

Exhibit A-2

[Face of Security]

EXELON CORPORATION

Certificate No. [●]

[THE NOTES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION AS SET FORTH BELOW.

BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (I) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”)), OR (II) IT IS NOT A U.S. PERSON AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”) AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, (2) AGREES TO OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER SUCH NOTE PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS ONE YEAR (OR SUCH LONGER PERIOD AS IS REQUIRED TO COMPLY WITH THE SECURITIES ACT) IN THE CASE OF RULE 144A NOTES, AND 40 DAYS IN THE CASE OF REGULATION S NOTES AFTER THE ORIGINAL ISSUE DATE HEREOF, ONLY (A) TO THE COMPANY, THE GUARANTORS OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A TO A PERSON IT REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) OUTSIDE THE UNITED STATES PURSUANT TO OFFERS AND SALES TO NON U.S. PERSONS IN AN OFFSHORE TRANSACTION PURSUANT TO REGULATION S IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY’S AND REGISTRAR’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO THE COMPANY. THIS LEGEND WILL BE REMOVED UPON THE WRITTEN REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

[IN THE CASE OF THE REGULATION S GLOBAL NOTE:] BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S.

BY ITS ACQUISITION OF THIS SECURITY THE HOLDER AND ANY SUBSEQUENT TRANSFEREE HEREOF WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (I) THE PURCHASER IS NOT ACQUIRING OR HOLDING SUCH NOTE OR AN INTEREST THEREIN WITH THE ASSETS OF (A) AN “EMPLOYEE BENEFIT PLAN” (AS DEFINED IN SECTION 3(3) OF ERISA) THAT IS SUBJECT TO ERISA, (B) A “PLAN” DESCRIBED IN SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), (C) ANY ENTITY DEEMED TO HOLD “PLAN ASSETS” OF ANY OF THE FOREGOING BY REASON OF AN EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN SUCH ENTITY OR (D) A GOVERNMENTAL PLAN OR CHURCH PLAN SUBJECT TO SUCH PROVISIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, “SIMILAR LAWS”) OR (II) THE ACQUISITION AND HOLDING OF SUCH NOTE BY THE PURCHASER, THROUGHOUT THE PERIOD THAT IT HOLDS SUCH NOTE AND THE DISPOSITION OF SUCH NOTE OR AN INTEREST THEREIN WILL NOT CONSTITUTE OR RESULT IN A NON EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, A BREACH OF FIDUCIARY DUTY UNDER ERISA OR A VIOLATION OF ANY PROVISIONS OF ANY APPLICABLE SIMILAR LAW.]5

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

[5]	Include in Transfer Restricted Notes.

EXELON CORPORATION

No. [Rule 144A][Reg S] — [●]	$[●]

4.950% NOTES DUE 2035

CUSIP No. [●]

ISIN No. [●]

Exelon Corporation, a Pennsylvania corporation (the “Company”), for value received, hereby promises to pay to [CEDE & CO.]6, as nominee for The Depository Trust Company, or its registered assigns, the principal sum of $         Dollars ($) [or such greater or lesser amount as is indicated on the Schedule of Adjustments attached hereto]7 on June 15, 2035, and to pay interest thereon, as provided on the reverse hereof, until the principal and any unpaid and accrued interest are paid or duly provided for.

Interest Payment Dates: June 15 and December 15 of each year, with the first payment to be made on December 15, 2015 (or if not a Business Day, the immediately succeeding Business Day).

Regular Record Dates: June 14 and December 14.

The provisions on the back of this certificate are incorporated as if set forth on the face hereof.

[6]	Insert in Global Notes only.
[7]	Insert in Global Notes only.

IN WITNESS WHEREOF, EXELON CORPORATION has caused this instrument to be duly signed.

EXELON CORPORATION

By:
Name:	Kevin Garrido
Title:	Assistant Treasurer

[Signature page to New 2035 Note]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

The Bank of New York Mellon Trust Company, National Association, as Trustee

By:
Authorized Signatory

Dated:

[Signature page to New 2035 Note]

[Reverse of Security]

EXELON CORPORATION

4.950% NOTES DUE 2035

1. Interest. Exelon Corporation, a Pennsylvania corporation (the “Company”), promises to pay or cause to be paid interest on the principal amount of this Security at the rate per annum shown above. The Company shall pay interest, payable semi-annually in arrears, on June 15 and December 15 of each year, or if any such day is not a Business Day, on the next succeeding Business Day, with the first payment to be made on December 15, 2015. Interest on the Securities shall accrue from and include the date that the Outstanding 2035 Notes were issued to and excluding the date of maturity or redemption. Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

In addition to the rights provided to Holders of the Securities under the Indenture, Holders of Registrable Securities (as defined in the Registration Rights Agreement) shall have all rights set forth in the Registration Rights Agreement, including the right to receive Additional Interest pursuant to the Registration Rights Agreement in certain circumstances. If applicable, Additional Interest payable pursuant to the Registration Rights Agreement shall be paid to the same Persons, in the same manner and at the same times as regular interest.

2. Maturity. The Securities will mature on June 15, 2035 (the “Maturity Date”).

3. Method of Payment. Except as provided in the Indenture (as defined below), the Company shall pay interest on the Securities on the applicable Interest Payment Dates, as set forth on the face of this security, to the persons who are holders of record of Securities at the close of business on the immediately preceding Regular Record Date, as set forth on the face of this Security. Holders must surrender Securities to a Paying Agent to collect the principal amount. The Company shall pay, in money of the United States that at the time of payment is legal tender for payment of public and private debts, all amounts due in cash with respect to the Securities, which amounts shall be paid by wire transfer of immediately available funds to the account designated by the depositary for the Securities or its nominee.

4. Paying Agent and Registrar. Initially, The Bank of New York Mellon Trust Company, National Association, (the “Trustee”) shall act as Paying Agent. The Company initially appoints the Trustee as the Registrar. The Company may change any Paying Agent or Registrar without prior notice to the holders. The Company or any of its Subsidiaries may act in any such capacity.

5. Indenture. The Company issued the Securities under the Indenture, dated as of June 11, 2015 (the “Base Indenture”), among the Company and the Trustee, as supplemented by the Second Supplemental Indenture, dated as of December [2], 2015 (the “Second Supplemental Indenture” and, together with the Base Indenture, as supplemented, the “Indenture”), among the Company and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code §§ 77aaa-77bbbb), as amended and in effect from time to time (the “Trust Indenture Act”). The Securities are subject to all such terms, and holders are referred to the Indenture and the Trust

Indenture Act for a statement of such terms. To the extent any provision of this Security conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Indenture does not limit the aggregate principal amount of Securities that may be issued thereunder. Subject to the conditions set forth in the Indenture and without the consent of the holders, the Company may issue additional Securities of the same series under the Indenture. All Securities of the same series, including any such additional Securities, shall be treated as a single class of securities under the Indenture. Terms used herein without definition and that are defined in the Indenture have the meanings assigned to them in the Indenture.

6. Redemption. The Securities may be redeemed at the option of the Company as set forth in Sections 5(a) and 5(b) of the Second Supplemental Indenture. The Securities are subject to special mandatory redemption as set forth in Section 5(c) of the Second Supplemental Indenture.

7. Denominations, Transfer, Exchange. The Securities are in registered form in minimum denominations of $2,000 and any integral multiples of $1,000 in excess thereof. The provisions of Section 4 of the Second Supplemental Indenture (Transfer and Exchange) shall apply to the Securities.

8. Persons Deemed Owners. The registered holder of a Security shall be treated as the owner of such Security for all purposes.

9. Amendments, Supplements and Waivers. The Indenture and the Securities may be amended or supplemented as provided in the Indenture.

10. Defaults and Remedies. If an Event of Default with respect to the Securities shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture provides that no Holder of any Security of any series may enforce any remedy with respect to such series under the Indenture unless (a) such Holder previously shall have given to the Trustee written notice of an Event of Default, (b) the Holders of not less than 33% in aggregate principal amount of the Securities of such series then Outstanding (treated as a single class) shall have made written request upon the Trustee to institute such action or proceedings in its own name as Trustee and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, (c) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceeding, and (d) no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 5.9 of the Base Indenture; provided, however, that such provision shall not prevent the holder hereof from enforcing payment of the principal of or interest on this Security.

11. Discharge and Defeasance. The Indenture contains provisions for discharge and for the defeasance of the entire indebtedness of this Security and certain restrictive covenants upon compliance by the Company with certain conditions set forth therein.

12. Trustee Dealings with the Company. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its affiliates, and may otherwise deal with the Company or its affiliates, as if it were not the Trustee.

13. No Recourse Against Others. A director, officer, employee, incorporator or stockholder of the Company, as such, shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

14. Authentication. This Security shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent in accordance with the Indenture.

15. Abbreviations. Customary abbreviations may be used in the name of a holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A (= Uniform Gifts to Minors Act).

16. CUSIP and ISIN Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP and ISIN numbers to be printed on the Securities and the Trustee may use CUSIP and ISIN numbers in notices of redemption as a convenience to holders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

17. Governing Law. This Security and the Indenture shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of laws principles thereunder, except to the extent that the law of any other jurisdiction shall be mandatorily applicable.

18. Waiver of Jury Trial. EACH OF THE COMPANY AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY, THE INDENTURE OR THE TRANSACTION CONTEMPLATED HEREBY.

THE COMPANY SHALL FURNISH TO ANY HOLDER UPON WRITTEN REQUEST AND WITHOUT CHARGE A COPY OF THE BASE INDENTURE OR ANY RELEVANT SUPPLEMENTAL INDENTURE. REQUESTS MAY BE MADE TO THE REGISTERED OFFICE OF THE COMPANY.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to:

(Print or type assignee’s name, address and zip code)

(Insert assignee’s social security or tax I.D. No.)

and irrevocably appoint agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date:	Your Signature:

Signature Guarantee:
(Signature must be guaranteed)

Sign exactly as your name appears on the other side of this Note.

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to Exchange Act Rule 17Ad-15.

The undersigned hereby certifies that it ☐ is / ☐ is not an Affiliate of the Issuer and that, to its knowledge, the proposed transferee ☐ is / ☐ is not an Affiliate of the Issuer.

In connection with any transfer or exchange of any of the Notes evidenced by this certificate occurring prior to the date that is one year after the later of the date of original issuance of such Notes and the last date, if any, on which such Notes were owned by the Issuer or any Affiliate of the Issuer, the undersigned confirms that such Notes are being:

CHECK ONE BOX BELOW:

(1)	☐	acquired for the undersigned’s own account, without transfer; or

(2)	☐	transferred to the Issuer; or

(3)	☐	transferred pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”); or

(4)	☐	transferred pursuant to an effective registration statement under the Securities Act; or

(5)	☐	transferred pursuant to and in compliance with Regulation S under the Securities Act; or

(6)	☐	transferred pursuant to another available exemption from the registration requirements of the Securities Act of 1933, as amended.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered Holder thereof; provided, however, that if box (5) or (6) is checked, the Issuer may require, prior to registering any such transfer of the Notes, in its sole discretion, such legal opinions, certifications and other information as the Issuer may reasonably request to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended, such as the exemption provided by Rule 144 under such Act.

Signature

Signature Guarantee:

(Signature must be guaranteed)	Signature

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to Exchange Act Rule 17Ad-15.

TO BE COMPLETED BY PURCHASER IF BOX (1) OR (3) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:

SCHEDULE A

[SCHEDULE OF ADJUSTMENTS]8

Date Adjustment Made	Principal Amount Increase	Principal Amount Decrease	Principal Amount Following Adjustment	Notification Made on Behalf of the Trustee

[8]	Insert in Global Notes only.

Exhibit A-3

[Face of Security]

EXELON CORPORATION

Certificate No. [●]

[THE NOTES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION AS SET FORTH BELOW.

BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (I) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”)), OR (II) IT IS NOT A U.S. PERSON AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”) AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, (2) AGREES TO OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER SUCH NOTE PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS ONE YEAR (OR SUCH LONGER PERIOD AS IS REQUIRED TO COMPLY WITH THE SECURITIES ACT) IN THE CASE OF RULE 144A NOTES, AND 40 DAYS IN THE CASE OF REGULATION S NOTES AFTER THE ORIGINAL ISSUE DATE HEREOF, ONLY (A) TO THE COMPANY, THE GUARANTORS OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A TO A PERSON IT REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) OUTSIDE THE UNITED STATES PURSUANT TO OFFERS AND SALES TO NON U.S. PERSONS IN AN OFFSHORE TRANSACTION PURSUANT TO REGULATION S IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY’S AND REGISTRAR’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO THE COMPANY. THIS LEGEND WILL BE REMOVED UPON THE WRITTEN REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

[IN THE CASE OF THE REGULATION S GLOBAL NOTE:] BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S.

BY ITS ACQUISITION OF THIS SECURITY THE HOLDER AND ANY SUBSEQUENT TRANSFEREE HEREOF WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (I) THE PURCHASER IS NOT ACQUIRING OR HOLDING SUCH NOTE OR AN INTEREST THEREIN WITH THE ASSETS OF (A) AN “EMPLOYEE BENEFIT PLAN” (AS DEFINED IN SECTION 3(3) OF ERISA) THAT IS SUBJECT TO ERISA, (B) A “PLAN” DESCRIBED IN SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), (C) ANY ENTITY DEEMED TO HOLD “PLAN ASSETS” OF ANY OF THE FOREGOING BY REASON OF AN EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN SUCH ENTITY OR (D) A GOVERNMENTAL PLAN OR CHURCH PLAN SUBJECT TO SUCH PROVISIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, “SIMILAR LAWS”) OR (II) THE ACQUISITION AND HOLDING OF SUCH NOTE BY THE PURCHASER, THROUGHOUT THE PERIOD THAT IT HOLDS SUCH NOTE AND THE DISPOSITION OF SUCH NOTE OR AN INTEREST THEREIN WILL NOT CONSTITUTE OR RESULT IN A NON EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, A BREACH OF FIDUCIARY DUTY UNDER ERISA OR A VIOLATION OF ANY PROVISIONS OF ANY APPLICABLE SIMILAR LAW.]9

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF

[9]	Include in Transfer Restricted Notes.

EXELON CORPORATION

No. [Rule 144A][Reg S] — [●]	$[●]

5.100% NOTES DUE 2045

CUSIP No. [●]

ISIN No. [●]

Exelon Corporation, a Pennsylvania corporation (the “Company”), for value received, hereby promises to pay to [CEDE & CO.]10, as nominee for The Depository Trust Company, or its registered assigns, the principal sum of $         Dollars ($) [or such greater or lesser amount as is indicated on the Schedule of Adjustments attached hereto]11 on June 15, 2045, and to pay interest thereon, as provided on the reverse hereof, until the principal and any unpaid and accrued interest are paid or duly provided for.

Interest Payment Dates: June 15 and December 15 of each year, with the first payment to be made on December 15, 2015 (or if not a Business Day, the immediately succeeding Business Day).

Regular Record Dates: June 14 and December 14.

The provisions on the back of this certificate are incorporated as if set forth on the face hereof.

[10]	Insert in Global Notes only.
[11]	Insert in Global Notes only.

IN WITNESS WHEREOF, EXELON CORPORATION has caused this instrument to be duly signed.

EXELON CORPORATION

By:
Name:	Kevin Garrido
Title:	Assistant Treasurer

[Signature page to New 2045 Note]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

The Bank of New York Mellon Trust Company, National Association, as Trustee

By:
Authorized Signatory

Dated:

[Signature page to New 2045 Note]

[Reverse of Security]

EXELON CORPORATION

5.100% NOTES DUE 2045

1. Interest. Exelon Corporation, a Pennsylvania corporation (the “Company”), promises to pay or cause to be paid interest on the principal amount of this Security at the rate per annum shown above. The Company shall pay interest, payable semi-annually in arrears, on June 15 and December 15 of each year, or if any such day is not a Business Day, on the next succeeding Business Day, with the first payment to be made on December 15, 2015. Interest on the Securities shall accrue from and include the date that the Outstanding 2045 Notes were issued to and excluding the date of maturity or redemption. Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

In addition to the rights provided to Holders of the Securities under the Indenture, Holders of Registrable Securities (as defined in the Registration Rights Agreement) shall have all rights set forth in the Registration Rights Agreement, including the right to receive Additional Interest pursuant to the Registration Rights Agreement in certain circumstances. If applicable, Additional Interest payable pursuant to the Registration Rights Agreement shall be paid to the same Persons, in the same manner and at the same times as regular interest.

2. Maturity. The Securities will mature on June 15, 2045 (the “Maturity Date”).

3. Method of Payment. Except as provided in the Indenture (as defined below), the Company shall pay interest on the Securities on the applicable Interest Payment Dates, as set forth on the face of this security, to the persons who are holders of record of Securities at the close of business on the immediately preceding Regular Record Date, as set forth on the face of this Security. Holders must surrender Securities to a Paying Agent to collect the principal amount. The Company shall pay, in money of the United States that at the time of payment is legal tender for payment of public and private debts, all amounts due in cash with respect to the Securities, which amounts shall be paid by wire transfer of immediately available funds to the account designated by the depositary for the Securities or its nominee.

4. Paying Agent and Registrar. Initially, The Bank of New York Mellon Trust Company, National Association, (the “Trustee”) shall act as Paying Agent. The Company initially appoints the Trustee as the Registrar. The Company may change any Paying Agent or Registrar without prior notice to the holders. The Company or any of its Subsidiaries may act in any such capacity.

5. Indenture. The Company issued the Securities under the Indenture, dated as of June 11, 2015 (the “Base Indenture”), among the Company and the Trustee, as supplemented by the Second Supplemental Indenture, dated as of December [2], 2015 (the “Second Supplemental Indenture” and, together with the Base Indenture, as supplemented, the “Indenture”), among the Company and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code §§ 77aaa-77bbbb), as amended and in effect from time to time (the “Trust Indenture Act”). The Securities are subject to all such terms, and holders are referred to the Indenture and the Trust

Indenture Act for a statement of such terms. To the extent any provision of this Security conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Indenture does not limit the aggregate principal amount of Securities that may be issued thereunder. Subject to the conditions set forth in the Indenture and without the consent of the holders, the Company may issue additional Securities of the same series under the Indenture. All Securities of the same series, including any such additional Securities, shall be treated as a single class of securities under the Indenture. Terms used herein without definition and that are defined in the Indenture have the meanings assigned to them in the Indenture.

6. Redemption. The Securities may be redeemed at the option of the Company as set forth in Sections 5(a) and 5(b) of the Second Supplemental Indenture. The Securities are subject to special mandatory redemption as set forth in Section 5(c) of the Second Supplemental Indenture.

7. Denominations, Transfer, Exchange. The Securities are in registered form in minimum denominations of $2,000 and any integral multiples of $1,000 in excess thereof. The provisions of Section 4 of the Second Supplemental Indenture (Transfer and Exchange) shall apply to the Securities.

8. Persons Deemed Owners. The registered holder of a Security shall be treated as the owner of such Security for all purposes.

9. Amendments, Supplements and Waivers. The Indenture and the Securities may be amended or supplemented as provided in the Indenture.

10. Defaults and Remedies. If an Event of Default with respect to the Securities shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture provides that no Holder of any Security of any series may enforce any remedy with respect to such series under the Indenture unless (a) such Holder previously shall have given to the Trustee written notice of an Event of Default, (b) the Holders of not less than 33% in aggregate principal amount of the Securities of such series then Outstanding (treated as a single class) shall have made written request upon the Trustee to institute such action or proceedings in its own name as Trustee and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, (c) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceeding, and (d) no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 5.9 of the Base Indenture; provided, however, that such provision shall not prevent the holder hereof from enforcing payment of the principal of or interest on this Security.

11. Discharge and Defeasance. The Indenture contains provisions for discharge and for the defeasance of the entire indebtedness of this Security and certain restrictive covenants upon compliance by the Company with certain conditions set forth therein.

12. Trustee Dealings with the Company. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its affiliates, and may otherwise deal with the Company or its affiliates, as if it were not the Trustee.

13. No Recourse Against Others. A director, officer, employee, incorporator or stockholder of the Company, as such, shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

14. Authentication. This Security shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent in accordance with the Indenture.

15. Abbreviations. Customary abbreviations may be used in the name of a holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A (= Uniform Gifts to Minors Act).

16. CUSIP and ISIN Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP and ISIN numbers to be printed on the Securities and the Trustee may use CUSIP and ISIN numbers in notices of redemption as a convenience to holders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

17. Governing Law. This Security and the Indenture shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of laws principles thereunder, except to the extent that the law of any other jurisdiction shall be mandatorily applicable.

18. Waiver of Jury Trial. EACH OF THE COMPANY AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY, THE INDENTURE OR THE TRANSACTION CONTEMPLATED HEREBY.

THE COMPANY SHALL FURNISH TO ANY HOLDER UPON WRITTEN REQUEST AND WITHOUT CHARGE A COPY OF THE BASE INDENTURE OR ANY RELEVANT SUPPLEMENTAL INDENTURE. REQUESTS MAY BE MADE TO THE REGISTERED OFFICE OF THE COMPANY.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to:

(Print or type assignee’s name, address and zip code)

(Insert assignee’s social security or tax I.D. No.)

and irrevocably appoint agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date:	Your Signature:

Signature Guarantee:
(Signature must be guaranteed)

Sign exactly as your name appears on the other side of this Note.

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to Exchange Act Rule 17Ad-15.

The undersigned hereby certifies that it ☐ is / ☐ is not an Affiliate of the Issuer and that, to its knowledge, the proposed transferee ☐ is / ☐ is not an Affiliate of the Issuer.

In connection with any transfer or exchange of any of the Notes evidenced by this certificate occurring prior to the date that is one year after the later of the date of original issuance of such Notes and the last date, if any, on which such Notes were owned by the Issuer or any Affiliate of the Issuer, the undersigned confirms that such Notes are being:

CHECK ONE BOX BELOW:

(1)	☐	acquired for the undersigned’s own account, without transfer; or

(2)	☐	transferred to the Issuer; or

(3)	☐	transferred pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”); or

(4)	☐	transferred pursuant to an effective registration statement under the Securities Act; or

(5)	☐	transferred pursuant to and in compliance with Regulation S under the Securities Act; or

(6)	☐	transferred pursuant to another available exemption from the registration requirements of the Securities Act of 1933, as amended.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered Holder thereof; provided, however, that if box (5) or (6) is checked, the Issuer may require, prior to registering any such transfer of the Notes, in its sole discretion, such legal opinions, certifications and other information as the Issuer may reasonably request to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended, such as the exemption provided by Rule 144 under such Act.

Signature

Signature Guarantee:

(Signature must be guaranteed)	Signature

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to Exchange Act Rule 17Ad-15.

TO BE COMPLETED BY PURCHASER IF BOX (1) OR (3) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:

SCHEDULE A

[SCHEDULE OF ADJUSTMENTS]12

Date Adjustment Made	Principal Amount Increase	Principal Amount Decrease	Principal Amount Following Adjustment	Notification Made on Behalf of the Trustee

[12]	Insert in Global Notes only.